Exhibit 99.1

Cellular Information for Better Healthcare

Management Presentation November 2007

Forward Looking Statements

This presentation may contain forward-looking statements that reflect management’s current views and opinions as to the status of the Company’s products, clinical trials, regulatory approval process, product development, research programs and other future events and operations. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated.

Investors are cautioned that any forward-looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company’s filings with the SEC.

1

Overview of Immunicon Corporation

IVD-cleared for monitoring metastatic breast cancer

Cancer cellular analysis products sold exclusively through Veridex

Portfolio of novel cellular analysis products/ product candidates

2

Cancer Diagnostic Products

Immunicon is the world’s leader in the development of cancer diagnostic products based on circulating tumor cells—CTCs

FDA clearances for CellTracks® instruments

CellSearch™ Circulating Tumor Cell Kit

FDA clearance for monitoring patients with metastatic breast cancer

510(k) submitted for metastatic colorectal cancer

510(k) for metastatic prostate cancer to be submitted 4Q2007

Clinical value of monitoring CTCs well established

Numerous publications in prestigious journals (NEJM, JCO, CCR)

Large market for monitoring– upwards of $1 billion

3

CellTracks® Products for Cellular Analysis

Sample Collection Standardized Rare

Sample Analysis and Preservation Cell Capture

Kits for Cell Counting

Circulating Tumor Cell Kit Endothelial Cell Kit

4

Estimated Billion Dollar Market in Metastatic Cancer

Breast $350 million

Colorectal $280 million

Prostate $290 million

Total $920 million

Company estimates based on

American Cancer Society Cancer Facts and Figures, 2006

5

CTCs as a “Real-Time Biopsy” Blood Test

Primary Tumor The Metastatic Process

Invasion

Extravasation Blockage

Dormancy Metastasis Metastasis Destruction

6

Circulating Tumor Cells Predict Survival

Metastatic Carcinomas

Breast Colorectal Prostate n=177 n=451 n=234

100% Logrank p < 0.0001 100% Logrank p < 0.0001 Logrank p < 0.0001

100%

90% 90% <5 CTCs < 5CTCs 90% 80% < 3CTCs n= 99 (42%) n = 89 (50%) 80% 80% n = 334 (74%)

70% 70% of OS 70%

%Probability 60% 60% 60% >20 Months

50% 21.9 Months 19.1 Months 50% 8.5 Months 50%

10.9 10.7 Months

40% Months 40% 40% 30% 30% 30%

20% 20% 20% ³ CTCs

³ 3 CTCs

10% ³5 ³5 CTCs 10% n = 117 (26%) 10% n=135 (58%) 0% n= 88 (50%) 0% 0%

0 5 10 15 20 25 30 35 40 45 50 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20

Time from Baseline (Months)

7	ASCO 2007

Change in CTCs Predict Survival (Breast Cancer)

100%

< 5 CTCs at all time points 83 (47%)

90%

>5 CTCs at First and <5 at Last Draw 38 (21%) Survival 80% <5 CTCs at First and >5 Last Draw 17 (10%) 70% >5 CTCs at all time points 39 (22%)

Overall 60% N=83 N=39 N=17 N=38 22.6 mo.

50% of 4.1 mo. 10.6 mo. 19.8 mo. 40%

Probability green vs. red p<0.0001 30% green vs. blue p=0.2023 green vs. orange p=0.0017 20% blue vs. red p<0.0001

% 10% 0%

0 5 10 15 20 25 30 35 40 45 50

Time from Baseline (months)

Package Insert, December 2006

8

Clinical Cancer Research, July 2006

Any CTCs Impact Survival: Treat to Zero!

29

223 Breast Cancer Patients 95% Upper limit

27

Median

(months) 25

95% Low limit

23 29%

21 19

Survival 17

71%

15 61% 56% 51%

13

48% 45% 43% 43%

11 40%

Median

9 36%

7	5 3 1

=0 >1 >2 >3 >4 >5 >6 >7 >8 >9 >10

CTC / 7.5 ml blood

9 San Antonio Breast Cancer Symposium 2005

A New Standard for Cancer Disease Management

Current standard: Future standard:

Radiologist measures changes in Number, protein expression, lesions on a CT scan to assess and/or gene expression of CTCs tumor burden increase/decrease better reflects efficacy of treatment

Subjective, semi-quantitative Objective, quantitative 3-6 months 3-4 weeks

Prediction of Outcome in Metastatic Breast Cancer

CTC @ ~4.6 weeks versus CT Scans @ ~11.9 weeks

100% Curve Logrank Comparison p-Value* 90% 1 vs. 2 0.1219 1 vs. 3 0.0400 80% Survival 1 vs. 4 <0.0001 70% 2 vs. 3 0.6665 2 vs. 4 0.0039 60% of 3 vs. 4 0.1163

19.9 mo. 23.8 mo. %Probability 50% 6.4 mo. 9.2 mo.

40% <5 CTCs / NPD

>5 CTCs / NPD

N=84

30% N=12 1 3

20% 2 >5 CTCs / PD <5 CTCs / PD 10% N=22 N=20

4

*Centralized Review by Two Independent Radiologist. Third

0% Radiologist was used in cases of disagreement (11%)

0 5 10 15 20 25 30 35 40 45 50

Time from Baseline (Months)

11 CCR November 2006 / ASCO 2005 / Package Insert 2006

Significant Clinical Utility of Circulating Tumor Cells

Patient Management

Early evidence of treatment failure

information to change therapy within weeks

Predicts survival earlier and more reliably than CT scans

Predictive at any time point during treatment

CTCs predict survival time

in patients undergoing chemo and hormonal therapy in non-measurable metastatic breast cancer

Drug Development

Selection of patients for clinical trials

Biomarker for drug efficacy

Potential surrogate endpoint in therapeutic trials

Partial Pharma Client List

Immunicon Pharma Services is performing Assay

Development and Clinical Trial Testing Services for:

ArQule

AstraZeneca

Eisai

Merck-Serono

MolMed

Novartis

Pfizer

Sanofi-Aventis

Immunicon Pharma Services: Assay Development

Marker Reagents for Characterization for Targeted Therapy

* HER-2/neu * EGFr * IGF-1R * bcl-2 * M30 * other candidates with Pharma Enrichment Kits for Downstream Molecular Analysis

Profile Kit Genes

CEC Profile Kit

Healthy Breast Prostate Colorectal FISH in cartridge Cancer Cancer Cancer

Cancer Confirmation Gene Amplification

“Personalized Medicine”

Enables selection of targeted therapies

Taxol Herceptin

225 200 175 150

125 Her2 +++ Her2 ++ 100 Her2 + Her2 -75 50

CTC Count / 7.5ml Blood 25 0

0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20

Time (weeks) ?

15 Int J Oncol 21: 1111-1118, 2002

Cancer Confirmatory Test

Abnormal chromosome numbers are indicative of cancer

Chromosome 1 Chromosome 7 Chromosome 8 Chromosome 17 Composite 3 copies 5 copies 4 copies 5 copies

One CTC was detected in this patient with prostate cancer. FISH analysis revealed an abnormal number of chromosomes 1, 7, 8 and 17

Assessment of Treatment Targets on CTCs

Cytokeratin Her-2 CEP 17 CEP 17 / Her-2 protein Her-2 gene Her-2 gene

1+: 1.0 2+: 1.7 3+: 3.5

17 PNAS, 101: 9393-9398, 2004

CellCapture™ CTC Mouse/Rat Kit

Designed for CTC analysis in mice or rats in pre-clinical setting

Reagents were adapted from the human CTC kit

Manually prepare 20 samples/hour.

Count CTCs with CellTracks® Analyzer II.

Research and Clinical Development Programs

Colorectal cancer – data submitted to FDA on 481 patient study

Prostate cancer– 4Q07 FDA submission on 200+ patient study

Research studies

CTCs in early stage breast cancer and colorectal cancer

Impact on survival of changing therapy based on CTCs (SWOG)

Develop additional applications for the EasyCount™ platform

Trials through Immunicon Pharma Services

CTCs and targeted Marker reagents as biomarkers of efficacy

Rare cell FISH assays

CECs as a biomarker in anti-angiogenic therapies, treatment toxicity

# EasyCount™ in Clinical Virology

**Agreement with Diagnostic Hybrids, Inc.**

**DHI funds IMMC R&D**

**DHI conducts clinical trials**

**DHI commercializes**

**Revenue sharing**

**Multiplex Respiratory Virus Panel**

- Automated, reliable results with sensitivity close to gold standard cell culture assays and **much faster**.
- Better patient management via definitive Dx for influenza or RSV
  - = appropriate anti-viral medication or
  - ≠ anti-bacterial compounds

easycount™ system


easycount

20

IMMUNICON®

Distribution channels

Pharma Services Molecular Diagnostics Products and Services Life Science Research

Pathologists/laboratories Instruments and Kits Infectious Disease Diagnostics

Oncologists

Quarterly Revenue, by Category

$5.0 $4.5 $4.0 $3.5

(millions) $3.0

Instruments $2.5 Other Pharma Services Revenue $2.0 Cancer Reagents

$1.5 $1.0 $0.5 $0.0

Q3’04 Q4’04 Q1’05 Q2’05 Q3’05 Q4’05 Q1’06 Q2’06 Q3’06 Q4’06 Q1’07 Q2’07 Q3’07

System Shipments by quarter


25
20
15
10
5
0
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07

Total CellTracks® Systems installed as of September 30, 2007 = 119

23

IMMUNICON

System Placements, by Customer/Geography

Cumulative Shipments

Japan/

As of 9/30/2007 USA EU Asia Total Total Systems Installed

Hospital/Practice 43 27 7 79 Reference Lab 13 1 2 17 Pharma/CRO 10 1 0 13 Total Systems Installed 66 29 9 104

Veridex systems for internal use 11 2 2 15

Summary of Instrument Shipments and Sales

Cumulative as of Three months ended Cumulative as of

June 30, 2007 September 30, 2007 September 30, 2007

Instrument shipments

Cell analyzers 107 23 130

CellTracks AutoPreps 97 22 119

Instruments sold (1)

Cell analyzers 102 21 123

CellTracks AutoPreps 87 20 107

(1)	Represents instruments which were sold and revenue recorded in the period indicated.

Summary Financial Information

As of September 30, 2007 As of December 31, 2006

Cash and cash equivalents $ 38,623 $ 51,533

3	months ended 3 months ended

9/30/2007 9/30/2006

Product and service revenue $ 4,670 $ 1,797

Net (loss) $ (6,727) $ (5,556)

Net (loss) per share $ (0.24) $ (0.20)

Common shares oustanding 27,714,266 27,645,607

Cash burn guidance for 2007—$20-22 million

Product and service revenue guidance for 2007— $14.0-16.5 million

Overview of Immunicon Corporation

Portfolio of novel cellular analysis products/ product candidates

Contact Information